                                                                    Exhibit 10.3

                            RELEASE AND CANCELLATION

Release ("Release") executed on this 21st day of November, 2005, DEL Exploration
Corporation,  a body duly incorporated under the laws of the Province of British
Columbia, Canada, and having an office at 455 - 5525 West Boulevard,  Vancouver,
BC, V6M 3W6,  herein  referred  to as "DEL",  individually  and on behalf of its
officers,   directors,   employees,   agents,   representatives,   predecessors,
successors and assigns and affiliates of each of them (collectively and together with DEL the  "Releasors"),  in favor of  Darwin  Resources  Corp.("Darwin"),  a
Nevada  corporation,  having an office at 455 - 5525 West Boulevard,  Vancouver,
BC, V6M 3W6,  (Darwin and  together  with its  officers,  directors,  employees, agents, representatives, predecessors, successors and assigns, the "Releasees").

In consideration of the payment to Releasor by Releasee on the execution of this
Release  of the sum of Ten  Dollars  ($10.00),  the  receipt  of which is hereby acknowledged, Releasors release and forever discharge Releasees from any and all actions, causes of action, damages, judgments, liabilities, obligations, claims, debts,  agreements,  demands,  judgments and executions of every kind and nature
whatsoever,   including,   without   limitation,   claims  for   indemnity   and
contribution,  known or unknown claims,  fixed or contingent claims, and matured or unmatured claims,  in law or in equity,  which any of the Releasors ever had, now have,  hereafter can, shall or may have against any and all of the Releasees from the  beginning  of time,  including  but not limited to any and all claims, demands  and  causes  of  action  that  Releasors  may now  have  or that  might subsequently  accrue to Releasors arising out of or connected with,  directly or indirectly,  that certain that certain  Property Option Agreement dated February
3, 2005 and amendments thereto.

IN WITNESS WHEREOF, DEL executes this Release at Vancouver, B.C., on the day and year first above written.

DEL EXPLORATION CORP

By: /s/ Robert Ferguson
    ---------------------------------
    Robert Ferguson, director